                                                             EXHIBIT (h)(15)(c)

                              AMENDMENT NO. 3 TO
                            PARTICIPATION AGREEMENT

   American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

   Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 3 be effective as of the 1st day of February, 2008 except as otherwise indicated in Schedule A hereto.

AMERICAN GENERAL LIFE INSURANCE
COMPANY
                                         ATTEST:

By:                                      By:
       --------------------------------         -------------------------------
Name:                                    Name:
       --------------------------------         -------------------------------
Title:                                   Title:
       --------------------------------         -------------------------------
Date:                                    Date:
       --------------------------------         -------------------------------

                                         (Corporate Seal)

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not
individually,

By:
       --------------------------------
Name:
       --------------------------------
Title:
       --------------------------------
Date:
       --------------------------------

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:
       --------------------------------
Name:
       --------------------------------
Title:
       --------------------------------
Date:
       --------------------------------

                                      1

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                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
    (Effective as of February 1, 2008, except as otherwise indicated below)

     NAME OF SEPARATE
     ACCOUNT AND DATE                                      PORTFOLIOS AND
  ESTABLISHED BY BOARD OF       CONTRACTS FUNDED          CLASS OF SHARES
         DIRECTORS            BY SEPARATE ACCOUNT      AVAILABLE TO CONTRACTS
  -----------------------   ------------------------  ------------------------
 AMERICAN GENERAL LIFE      PLATINUM INVESTOR         PIONEER FUND VCT
 INSURANCE COMPANY          VARIABLE ANNUITY          PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT D,                                  PIONEER GROWTH
 ESTABLISHED NOVEMBER 19,                             OPPORTUNITIES VCT
 1973                                                 PORTFOLIO (CLASS I)

 AMERICAN GENERAL LIFE      PLATINUM INVESTOR         PIONEER MID CAP VALUE
 INSURANCE COMPANY          IMMEDIATE VARIABLE        VCT PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT D,        ANNUITY (EFFECTIVE AS OF
 ESTABLISHED NOVEMBER 19,   MAY 1, 2006)
 1973

 AMERICAN GENERAL LIFE      CORPORATE AMERICA         PIONEER GROWTH
 INSURANCE COMPANY          VARIABLE LIFE INSURANCE   OPPORTUNITIES VCT
 SEPARATE ACCOUNT           POLICIES /2/              PORTFOLIO (CLASS I)
 VL-R, ESTABLISHED MAY 6,                             PIONEER MID CAP VALUE
 1997                                                 VCT PORTFOLIO (CLASS I)

 AMERICAN GENERAL LIFE      PLATINUM INVESTOR I       PIONEER FUND VCT
 INSURANCE COMPANY          VARIABLE LIFE INSURANCE   PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT           POLICIES                  PIONEER GROWTH
 VL-R, ESTABLISHED MAY 6,   PLATINUM INVESTOR         OPPORTUNITIES VCT
 1997                       SURVIVOR VARIABLE LIFE    PORTFOLIO (CLASS I)
                            INSURANCE POLICIES

 AMERICAN GENERAL LIFE      PLATINUM INVESTOR II      PIONEER FUND VCT
 INSURANCE COMPANY          VARIABLE LIFE INSURANCE   PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT           POLICIES /1/              PIONEER GROWTH
 VL-R, ESTABLISHED MAY 6,   PLATINUM INVESTOR III     OPPORTUNITIES VCT
 1997                       VARIABLE LIFE INSURANCE   PORTFOLIO (CLASS I)
                            POLICIES /1/              PIONEER MID CAP VALUE
                            PLATINUM INVESTOR PLUS    VCT PORTFOLIO (CLASS I)
                            VARIABLE LIFE INSURANCE
                            POLICIES /1/
                            PLATINUM INVESTOR
                            SURVIVOR II VARIABLE
                            LIFE INSURANCE POLICIES
                            /1/

 AMERICAN GENERAL LIFE      PLATINUM INVESTOR IV      PIONEER MID CAP VALUE
 INSURANCE COMPANY          VARIABLE LIFE INSURANCE   VCT PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT           POLICIES (EFFECTIVE AS
 VL-R, ESTABLISHED MAY 6,   OF MAY 1, 2006)
 1997                       PLATINUM INVESTOR
                            FLEXDIRECTOR VARIABLE
                            LIFE INSURANCE POLICIES
                            (EFFECTIVE AS OF MAY 1,
                            2006)
                            PLATINUM INVESTOR VIP
                            VARIABLE LIFE INSURANCE
                            POLICIES

     NAME OF SEPARATE
     ACCOUNT AND DATE                                      PORTFOLIOS AND
  ESTABLISHED BY BOARD OF       CONTRACTS FUNDED          CLASS OF SHARES
         DIRECTORS            BY SEPARATE ACCOUNT      AVAILABLE TO CONTRACTS
  -----------------------   ------------------------  ------------------------
 (CONTINUED)                AIG CORPORATE INVESTOR    PIONEER MID CAP VALUE
                            VARIABLE LIFE INSURANCE   VCT PORTFOLIO (CLASS I)
                            POLICIES (EFFECTIVE AS
                            OF AUGUST 31, 2007)

                            AIG INCOME ADVANTAGE VUL
                            VARIABLE LIFE INSURANCE
                            POLICIES
                            (EFFECTIVE AS OF OCTOBER
                            1, 2007)

                            AIG PROTECTION ADVANTAGE
                            VUL VARIABLE LIFE
                            INSURANCE POLICIES
                            (EFFECTIVE AS OF
                            FEBRUARY 1, 2008)

 AMERICAN GENERAL LIFE      AMERICAN GENERAL          PIONEER FUND VCT
 INSURANCE COMPANY          SIGNATURE PRODUCTS        PORTFOLIO (CLASS I)
 SEPARATE ACCOUNT                                     PIONEER GROWTH
 VL-U LIS, ESTABLISHED                                OPPORTUNITIES VCT
 OCTOBER 19, 1998                                     PORTFOLIO (CLASS I)

/1/ Effective May 1, 2006, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.

/2/  Effective August 31, 2007, the Pioneer Mid Cap Value VCT Portfolio (Class
     I) was added as an investment option to this contract.

                                      3